SUBJECT TO REVISION

 COMPUTATIONAL MATERIALS

TERM SHEET

November 8, 2004

$[215,120,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

CLASSES A1, A2, A3, M1 and M2

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

  Originator

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2004-HE10

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A1 (3)	87,200,000	Senior / FLT	AAA/AAA/Aaa	0.83	Jan05	Jun06
A2 (3)	94,900,000	Senior / FLT	AAA/AAA/Aaa	2.65	Jun06	Jan11
A3 (3)	9,400,000	Senior / FLT	AAA/AAA/Aaa	6.13	Jan11	Jan11
M1 (3)	11,870,000	Mezzanine / FLT	AA+/AA+/Aaa	4.87	Dec08	Jan11
M2 (3)	11,750,000	Mezzanine / FLT	AA/AA/Aa2	4.58	Aug08	Jan11
Total	215,120,000

Non-Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
M3 (3)	13,000,000	Mezzanine / FLT	A/A/A2	4.42	Apr08	Jan11
M4 (3)	6,250,000	Mezzanine / FLT	BBB+/BBB+/Baa1	4.34	Mar08	Jan11
M5 (3)	2,370,000	Mezzanine / FLT	BBB/BBB/Baa2	4.32	Mar08	Jan11
M6 (3)	2,870,000	Mezzanine / FLT	BBB-/BBB-/Baa3	4.29	Feb08	Jan11
M7 (3)	3,640,000	Mezzanine / FLT	BB+/BB+/NR	4.28	Jan08	Jan11

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the Available Funds Cap.  The margin on the Class A1, Class A2 and Class A3 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Summary of Terms

Cut-off Date:	December 1, 2004
Expected Pricing:	On or about November [10], 2004
Mortgage Originator:	Argent Mortgage Company LLC
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about December 10, 2004 (the “Closing Date")
Servicer:	Litton Loan Servicing LP
Trustee:	U.S. Bank National Association
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	[TBD]
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on January 25, 2005.
Interest Accrual:

Interest on the Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	The Class A1, Class A2, Class A3, Class M1 and Class M2 Certificates are expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
Certificate Rating:

[It is a condition to the issuance of Offered Certificates that the Class A1 Certificates, Class A2 Certificates and Class A3 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class M1 Certificates receive a rating of “AA+” from S&P, “AA+” from Fitch and “Aaa” from Moody's, that the Class M2 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M3 Certificates receive a rating of “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M4 Certificates receive a rating of “BBB+” from S&P, “BBB+” from Fitch and “Baa1” from Moody's, that the Class M5 Certificates receive a rating of “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, that the Class M6 Certificates receive a rating of “BBB-“ from S&P, “BBB-” from Fitch and “Baa3” from Moody’s and that the Class M7 Certificates receive a rating of "BB+" from S&P and "BB+" from Fitch.]

Registration:	Book-entry form through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.  The Servicer does not make principal advances (they advance interest only) with respect to REO Property.  The Servicer will make limited advances with respect to balloon mortgage loans.  The Servicer advances compensating interest only on principal prepayments in full (not in part) up to one half of its Servicing Fee.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state and federal law, and will not be considered “High Cost”, as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Seller and Originator will make representations and warranties to the Trust.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining

        at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining

        at 28% CPR until month 24, remaining at 55% CPR from

        month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:

Class A Certificates:

Class A1, Class A2, Class A3 Certificates

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5, Class

M6 and Class M7 Certificates.

Offered Certificates:

Class A, Class M1 and Class M2 Certificates

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Interest Distributions:

Interest collections (net of the Servicing Fee, Trustee Fee, and Cap Fees ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2 and Class A3 Certificates current interest plus unpaid interest shortfalls, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

To the Class M6 Certificates current interest.

8.

To the Class M7 Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A1, Class A2 and Class A3 Certificates sequentially to zero. The Class A Certificates will be paid the total principal remittance amount until such class principal balance has been reduced to zero.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1

Pay the Class A Certificates to their target enhancement level (the “Class A Principal Distribution Amount”).  The Class A1, Class A2 and Class A3 Certificates will be paid sequentially, in that order, to the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

8.

Pay the Class M7 Certificates to their targeted enhancement level.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and Class M7 Certificates, in that order.

4.

Reimbursement for prepayment interest shortfalls and relief act interest shortfalls, first pari-passu  to the Class A1, Class A2 and Class A3 Certificates, then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and Class M7 Certificates, in that order.

5.

Carry Forward Amount first pari-passu  to the Class A1, Class A2 and Class A3 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and the Class M7 Certificates, in that order, subject to weighted average pass through rates on the Certificates.

Net WAC Rate	The weighted average mortgage rate less the sum of the Servicing Fee rate.
Available Funds Cap:	The Offered Certificates will generally be subject to the Available Funds Cap equal to the Net WAC Rate less the Cap Fee rate.
Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to a class of Certificates due to the Available Funds Cap, amounts unpaid to such class of Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at [2.70%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [5.40%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor:  0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in [January 2008] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [46.80%].

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Credit Enhancement:

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1, Class A2 and Class A3  Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will increase by 1.5x.

Cap Contract:

The Trust will include Cap Contracts for the benefit of the Offered Certificates.  The notional balance, strike and ceiling rate of the Cap Contract for any Distribution Date will be based on the applicable amount specified in the chart on Page 10.  In exchange for a monthly fee (“Cap Fee”), the counterparty will be obligated to make, with respect to the Cap Contract, monthly payments to the Trust when one-month LIBOR is equal to, or exceeds the related strike rate beginning with the Distribution Date in [February] 2005 and will terminate after the after the Distribution Date in [June 2008].  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the related ceiling rate.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [42%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

	Distribution Date	Percentage
	January 2008 – December 2008	3.00% for the first month, plus an additional 1/12th of 1.75% for each month thereafter.
	January 2009 – December 2009	4.75% for the first month, plus an additional 1/12th of 1.25% for each month thereafter.
	January 2010 – December 2010	6.00% for the first month, plus an additional 1/12th of 0.75% for each month thereafter.
	January 2011 and thereafter	6.75%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Offered Certificate Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	N/A	N/A	N/A	24	89,953,494	7.70	9.50
2	211,686,733	6.44	9.50	25	85,855,371	7.52	9.50
3	207,801,062	6.83	9.50	26	81,918,885	8.06	9.50
4	203,473,628	6.43	9.50	27	78,121,711	8.82	9.50
5	198,717,691	6.54	9.50	28	74,451,228	8.05	9.50
6	193,549,448	6.43	9.50	29	70,903,118	8.26	9.50
7	187,987,297	6.54	9.50	30	67,473,228	8.03	9.50
8	182,052,535	6.43	9.50	31	64,157,529	8.28	9.50
9	176,252,330	6.43	9.50	32	60,952,150	8.87	9.50
10	170,606,974	6.54	9.50	33	57,862,905	8.87	9.50
11	165,112,333	6.43	9.50	34	54,876,144	9.13	9.50
12	159,764,383	6.54	9.50	35	51,988,215	8.85	9.50
13	154,559,207	6.43	9.50	36	49,195,781	9.11	9.50
14	149,492,995	6.43	9.50	37	46,495,611	8.83	9.50
15	144,562,035	6.83	9.50	38	46,495,611	9.48	9.50
16	139,762,719	6.43	9.50	39	46,495,611	9.50	9.50
17	135,091,530	6.54	9.50	40	46,495,611	9.46	9.50
18	130,541,586	6.43	9.50	41	46,495,611	9.50	9.50
19	126,113,351	6.54	9.50	42	46,495,611	9.43	9.50
20	121,799,290	7.58	9.50	43	-	-	-
21	113,098,324	7.56	9.50
22	104,892,297	7.73	9.50
23	97,187,089	7.54	9.50

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Bond Sensitivity Tables

To Call

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	11.27	1.41	0.96	0.83	0.60	0.53	0.48
Mod Durn	9.62	1.38	0.95	0.82	0.60	0.53	0.48
Principal Window	1 - 220	1 - 31	1 - 21	1 - 18	1 - 12	1 - 11	1 - 9

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	23.49	5.96	3.46	2.65	1.64	1.45	1.30
Mod Durn	17.45	5.43	3.28	2.54	1.60	1.43	1.28
Principal Window	220 - 340	31 - 154	21 - 91	18 - 73	12 - 26	11 - 22	9 - 21

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	28.38	12.88	7.63	6.13	2.32	1.95	1.84
Mod Durn	19.44	10.78	6.86	5.63	2.24	1.90	1.79
Principal Window	340 - 340	154 - 154	91 - 91	73 - 73	26 - 29	22 - 23	21 - 22

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.03	8.45	5.21	4.87	3.64	3.18	2.58
Mod Durn	18.23	7.39	4.81	4.54	3.45	3.04	2.49
Principal Window	263 - 340	48 - 154	42 - 91	48 - 73	29 - 46	23 - 38	22 - 33

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.02	8.45	5.14	4.58	3.83	3.11	2.76
Mod Durn	18.12	7.37	4.74	4.28	3.63	2.97	2.65
Principal Window	263 - 340	48 - 154	40 - 91	44 - 73	42 - 46	33 - 38	30 - 33

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

 Bond Sensitivity Tables

To Maturity

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	11.27	1.41	0.96	0.83	0.60	0.53	0.48
Mod Durn	9.62	1.38	0.95	0.82	0.60	0.53	0.48
Principal Window	1 - 220	1 - 31	1 - 21	1 - 18	1 - 12	1 - 11	1 - 9

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	23.50	6.00	3.49	2.67	1.64	1.45	1.30
Mod Durn	17.46	5.45	3.30	2.56	1.60	1.43	1.28
Principal Window	220 - 344	31 - 176	21 - 105	18 - 84	12 - 26	11 - 22	9 - 21

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.18	18.95	12.02	9.51	2.32	1.95	1.84
Mod Durn	19.80	14.53	10.08	8.27	2.24	1.90	1.79
Principal Window	344 - 355	176 - 308	105 - 220	84 - 173	26 - 29	22 - 23	21 - 22

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.15	9.33	5.83	5.35	5.88	5.10	4.06
Mod Durn	18.28	7.95	5.27	4.92	5.35	4.71	3.80
Principal Window	263 - 354	48 - 280	42 - 187	48 - 147	29 - 123	23 - 103	22 - 88

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.14	9.30	5.74	5.04	4.37	3.44	3.13
Mod Durn	18.17	7.91	5.18	4.64	4.10	3.27	2.98
Principal Window	263 - 353	48 - 269	40 - 177	44 - 139	42 - 95	33 - 79	30 - 67

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	Jan25,05	2.48	2.48	39	Mar25,08	4.50	3.82
2	Feb25,05	3.77	3.67	40	Apr25,08	4.32	3.50
3	Mar25,05	4.04	3.74	41	May25,08	4.44	3.91
4	Apr25,05	3.76	3.48	42	Jun25,08	4.35	3.52
5	May25,05	3.85	3.52	43	Jul25,08	4.46	3.62
6	Jun25,05	3.75	3.23	44	Aug25,08	4.37	3.79
7	Jul25,05	3.83	3.37	45	Sep25,08	4.37	3.46
8	Aug25,05	3.74	3.22	46	Oct25,08	4.47	3.76
9	Sep25,05	3.73	2.97	47	Nov25,08	4.37	3.61
10	Oct25,05	3.81	2.99	48	Dec25,08	4.46	3.67
11	Nov25,05	3.71	2.96	49	Jan25,09	4.36	3.53
12	Dec25,05	3.79	2.81	50	Feb25,09	4.36	3.61
13	Jan25,06	3.69	2.61	51	Mar25,09	4.65	3.93
14	Feb25,06	3.68	2.49	52	Apr25,09	4.36	3.52
15	Mar25,06	3.95	2.65	53	May25,09	4.45	3.58
16	Apr25,06	3.66	2.26	54	Jun25,09	4.35	3.54
17	May25,06	3.75	2.34	55	Jul25,09	4.44	3.62
18	Jun25,06	3.64	2.06	56	Aug25,09	4.35	3.52
19	Jul25,06	3.73	2.19	57	Sep25,09	4.34	3.29
20	Aug25,06	4.40	3.12	58	Oct25,09	4.43	3.59
21	Sep25,06	4.38	3.14	59	Nov25,09	4.33	3.40
22	Oct25,06	4.45	3.30	60	Dec25,09	4.42	3.46
23	Nov25,06	4.33	3.05	61	Jan25,10	4.31	3.30
24	Dec25,06	4.40	3.32	62	Feb25,10	4.31	3.36
25	Jan25,07	4.30	3.11	63	Mar25,10	4.59	3.70
26	Feb25,07	4.28	3.55	64	Apr25,10	4.29	3.26
27	Mar25,07	4.56	3.84	65	May25,10	4.38	3.32
28	Apr25,07	4.26	3.50	66	Jun25,10	4.28	3.27
29	May25,07	4.34	3.65	67	Jul25,10	4.36	3.36
30	Jun25,07	4.23	3.41	68	Aug25,10	4.26	3.21
31	Jul25,07	4.35	3.60	69	Sep25,10	4.25	2.98
32	Aug25,07	4.41	3.85	70	Oct25,10	4.34	3.32
33	Sep25,07	4.41	3.63	71	Nov25,10	4.24	3.14
34	Oct25,07	4.49	3.76	72	Dec25,10	4.33	3.21
35	Nov25,07	4.38	3.79	73	Jan25,11	4.22	3.06
36	Dec25,07	4.46	3.70
37	Jan25,08	4.34	3.53
38	Feb25,08	4.24	3.65

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Servicing Fee, Trustee Fee and Cap Fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	Jan25,05	N/A	39	Mar25,08	10.12
2	Feb25,05	9.50	40	Apr25,08	9.50
3	Mar25,05	9.50	41	May25,08	9.76
4	Apr25,05	9.51	42	Jun25,08	9.50
5	May25,05	9.50	43	Jul25,08	9.73
6	Jun25,05	9.50	44	Aug25,08	10.07
7	Jul25,05	9.50	45	Sep25,08	10.06
8	Aug25,05	9.50	46	Oct25,08	10.38
9	Sep25,05	9.50	47	Nov25,08	10.03
10	Oct25,05	9.50	48	Dec25,08	10.34
11	Nov25,05	9.50	49	Jan25,09	9.99
12	Dec25,05	9.50	50	Feb25,09	10.11
13	Jan25,06	9.50	51	Mar25,09	11.18
14	Feb25,06	9.50	52	Apr25,09	10.08
15	Mar25,06	9.50	53	May25,09	10.40
16	Apr25,06	9.50	54	Jun25,09	10.05
17	May25,06	9.50	55	Jul25,09	10.36
18	Jun25,06	9.50	56	Aug25,09	10.14
19	Jul25,06	9.50	57	Sep25,09	10.13
20	Aug25,06	9.50	58	Oct25,09	10.45
21	Sep25,06	9.51	59	Nov25,09	10.09
22	Oct25,06	9.50	60	Dec25,09	10.41
23	Nov25,06	9.50	61	Jan25,10	10.05
24	Dec25,06	9.50	62	Feb25,10	10.04
25	Jan25,07	9.50	63	Mar25,10	11.09
26	Feb25,07	9.50	64	Apr25,10	10.00
27	Mar25,07	9.50	65	May25,10	10.31
28	Apr25,07	9.50	66	Jun25,10	9.96
29	May25,07	9.50	67	Jul25,10	10.27
30	Jun25,07	9.50	68	Aug25,10	9.92
31	Jul25,07	9.50	69	Sep25,10	9.90
32	Aug25,07	9.50	70	Oct25,10	10.21
33	Sep25,07	9.50	71	Nov25,10	9.86
34	Oct25,07	9.50	72	Dec25,10	10.17
35	Nov25,07	9.50	73	Jan25,11	9.82
36	Dec25,07	9.50
37	Jan25,08	9.50
38	Feb25,08	9.50

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is

115% PPC for Fixed Rate Mortgages and

100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break (%)	Cum Loss	CDR Break (%)	Cum Loss
Class M1	35.3	22.75%	32.6	21.71%
Class M2	25.6	18.65%	23.2	17.48%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28 and 3/27 adjustable rate loans, and  fixed rate closed-end home equity loans.  The 2/28 and 3/27 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through August 2004.  The final pool will be approximately $250,000,000 (+/-10%).

ABSC 2004-HE10

Characteristics	Total Collateral	Total ARM Summary	TOTAL FIXED SUMMARY

Current Balance	$250,949,494.60	$200,122,685.12	$50,826,809.48
Number of Loans	1,366	1,072	294
Average Current Balance	$183,711.20	$186,681.61	$172,880.30
Interest Only Loans	0.00%	0.00%	0.00%
Fixed Rate Loans	20.25%	0.00%	100.00%
Adjustable Rate Loans	79.75%	100.00%	0.00%
W.A. Coupon	7.107%	7.214%	6.688%
W.A. Margin	5.985%	5.985%	0.000%
W.A. Original LTV	79.80%	81.46%	73.27%
W.A. Original Term	358	360	351
W.A. Remaining Term	353	355	346
W.A. FICO	606	598	640
Owner Occupied	95.85%	96.06%	95.01%
First Lien Percentage	100.00%	100.00%	100.00%
Second Lien Percentage	0.00%	0.00%	0.00%
Top 5 States	CA(33.75%) FL(8.83%) NY(7.27%) IL(5.69%) MA(4.17%)	CA(29.98%) FL(9.85%) NY(7.60%) IL(6.33%) MA(4.47%)	CA(48.56%) HI(7.71%) NY(5.99%) FL(4.80%) TX(4.03%)
Conforming by Balance	80.86%	81.06%	80.11%
Non-Conforming by Balance	19.14%	18.94%	19.89%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

Three sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Total Adjustable Rate Collateral.

The third set of tables is the Total Fixed Rate Collateral.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

ABSC SERIES 2004-HE10

TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	117	$7,777,622.00	3.09%	587	70.70%	7.651%	87.17%
75,001 - 100,000	198	17,298,452.00	6.88	598	76.13	7.419	90.40
100,001 - 125,000	162	18,279,463.00	7.27	599	78.75	7.330	90.01
125,001 - 150,000	166	22,793,059.00	9.06	593	80.40	7.270	95.51
150,001 - 175,000	119	19,271,657.00	7.66	593	79.58	7.358	97.57
175,001 - 200,000	120	22,764,402.00	9.05	597	77.89	7.164	99.21
200,001 - 225,000	103	21,816,553.00	8.67	616	79.79	7.057	97.15
225,001 - 250,000	87	20,682,786.00	8.22	607	79.56	7.036	97.68
250,001 - 275,000	62	16,267,858.00	6.47	622	79.98	6.958	92.00
275,001 - 300,000	50	14,396,238.00	5.72	606	80.87	7.017	100.00
300,001 - 325,000	38	11,880,057.00	4.72	610	80.88	6.871	97.42
325,001 - 350,000	38	12,840,137.00	5.11	624	80.06	6.865	97.37
350,001 - 375,000	28	10,103,038.00	4.02	607	83.19	6.874	92.75
375,001 - 400,000	17	6,603,205.00	2.63	648	87.96	6.758	100.00
400,001 - 425,000	13	5,320,750.00	2.12	640	78.43	6.828	100.00
425,001 - 450,000	11	4,812,586.00	1.91	584	83.54	6.931	100.00
450,001 - 475,000	9	4,162,075.00	1.65	655	86.53	6.778	100.00
475,001 - 500,000	19	9,348,479.00	3.72	600	83.38	6.979	94.65
500,001 - 525,000	1	503,500.00	0.20	643	95.00	6.500	100.00
525,001 - 550,000	3	1,620,500.00	0.64	650	76.52	6.427	100.00
550,001 - 575,000	2	1,137,050.00	0.45	575	87.33	6.952	100.00
575,001 - 600,000	1	600,000.00	0.24	530	63.16	6.450	100.00
600,001 or Greater	2	1,230,500.00	0.49	587	77.29	7.283	100.00
Total:	1,366	$251,509,967.00	100%	606	79.80%	7.107%	95.85%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	120	$7,979,551.23	3.18%	586	71.01%	7.656%	87.53%
75,001 - 100,000	196	17,127,712.56	6.83	599	76.09	7.412	90.33
100,001 - 125,000	163	18,389,926.34	7.33	599	78.86	7.322	90.09
125,001 - 150,000	165	22,639,408.36	9.02	592	80.32	7.284	95.49
150,001 - 175,000	119	19,253,547.30	7.67	593	79.67	7.356	97.58
175,001 - 200,000	119	22,542,547.94	8.98	598	77.80	7.158	99.20
200,001 - 225,000	103	21,768,493.23	8.67	616	79.79	7.057	97.15
225,001 - 250,000	88	20,883,735.51	8.32	606	79.49	7.053	97.71
250,001 - 275,000	62	16,260,654.84	6.48	624	80.33	6.940	92.01
275,001 - 300,000	51	14,687,687.20	5.85	605	80.21	6.976	100.00
300,001 - 325,000	36	11,256,543.22	4.49	610	81.40	6.911	97.28
325,001 - 350,000	38	12,813,806.35	5.11	624	80.06	6.865	97.37
350,001 - 375,000	30	10,832,121.75	4.32	608	84.01	6.863	93.25
375,001 - 400,000	16	6,237,940.21	2.49	650	85.83	6.730	100.00
400,001 - 425,000	13	5,330,987.94	2.12	629	79.34	6.996	100.00
425,001 - 450,000	10	4,379,520.70	1.75	591	83.88	6.788	100.00
450,001 - 475,000	9	4,154,065.87	1.66	655	86.53	6.778	100.00
475,001 - 500,000	19	9,327,028.55	3.72	600	83.38	6.979	94.65
500,001 - 525,000	1	502,587.18	0.20	643	95.00	6.500	100.00
525,001 - 550,000	3	1,617,505.58	0.64	650	76.52	6.427	100.00
550,001 - 575,000	2	1,136,107.07	0.45	575	87.33	6.952	100.00
575,001 - 600,000	1	598,901.64	0.24	530	63.16	6.450	100.00
600,001 or Greater	2	1,229,114.03	0.49	587	77.29	7.283	100.00
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	5	$523,482.35	0.21%	500	74.17%	8.472%	100.00%
501 - 525	122	19,821,755.91	7.90	515	75.03	7.854	99.70
526 - 550	182	30,824,532.24	12.28	537	73.51	7.778	97.99
551 - 575	186	33,951,663.87	13.53	563	77.47	7.335	98.16
576 - 600	191	32,971,601.97	13.14	588	80.41	7.199	93.48
601 - 625	222	40,611,541.90	16.18	612	83.60	6.945	95.62
626 - 650	192	36,004,446.64	14.35	637	81.88	6.735	96.09
651 - 675	105	22,799,902.91	9.09	660	81.83	6.658	98.54
676 - 700	72	14,826,887.47	5.91	687	85.47	6.716	92.04
701 - 725	45	9,056,025.95	3.61	712	82.33	6.689	85.30
726 - 750	20	5,391,158.30	2.15	735	77.36	6.395	89.06
751 - 775	17	2,681,830.00	1.07	760	73.00	6.422	87.41
776 - 800	6	1,285,079.77	0.51	783	79.26	6.165	100.00
801 - 825	1	199,585.32	0.08	801	80.00	5.800	100.00
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%
Weighted Average: 606

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	13	$1,585,334.18	0.63%	628	59.94%	6.766%	100.00%
181 - 240	14	1,893,459.61	0.75	647	74.07	6.862	100.00
301 - 360	1,339	247,470,700.81	98.61	606	79.97	7.111	95.79
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%
Weighted Average: 358

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	13	$1,585,334.18	0.63%	628	59.94%	6.766%	100.00%
181 - 348	14	1,893,459.61	0.75	647	74.07	6.862	100.00
349 - 360	1,339	247,470,700.81	98.61	606	79.97	7.111	95.79
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%
Weighted Average: 353

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Condominium	77	$11,219,903.62	4.47%	613	81.89%	7.365%	90.83%
Manufactured / Mobile	19	2,688,686.96	1.07	613	73.98	6.936	100.00
PUD	146	26,477,519.43	10.55	605	81.74	7.172	97.44
PUD-Attached	6	908,735.96	0.36	564	81.46	7.962	82.48
Single Family	1,027	188,391,441.52	75.07	603	79.46	7.070	96.91
Single Family Attached	1	269,025.13	0.11	615	79.41	6.550	100.00
Two-to-Four Family	90	20,994,181.98	8.37	636	80.00	7.215	86.99
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Investment	66	$9,280,517.00	3.70%	638	82.71%	7.781%	0.00%
Primary	1,290	240,536,383.86	95.85	605	79.69	7.081	100.00
Second Home	10	1,132,593.74	0.45	634	78.97	7.118	0.00
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	453	$83,990,282.91	33.47%	630	87.15%	7.277%	92.96%
Cash Out	852	156,834,703.48	62.50	593	76.10	7.025	97.19
Rate/Term	61	10,124,508.21	4.03	617	76.21	6.977	99.15
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	60	$7,076,715.03	2.82%	610	41.83%	6.815%	95.71%
50.01 - 60.00	76	12,035,488.69	4.80	604	56.36	6.814	98.63
60.01 - 70.00	196	35,639,790.49	14.20	581	66.42	7.076	96.98
70.01 - 80.00	502	90,680,603.32	36.14	602	77.81	6.932	97.23
80.01 - 90.00	292	55,231,036.17	22.01	601	87.94	7.306	89.03
90.01 - 100.00	240	50,285,860.90	20.04	638	94.89	7.338	99.41
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%
Weighted Average: 79.80%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	339	$84,685,977.31	33.75%	608	76.74%	6.724%	97.05%
Florida	149	22,152,765.84	8.83	605	82.53	7.291	92.95
New York	68	18,251,931.69	7.27	617	81.76	7.421	91.28
Illinois	84	14,288,600.60	5.69	621	81.87	7.447	93.37
Massachusetts	44	10,453,347.26	4.17	619	77.90	6.767	100.00
Arizona	63	8,547,223.21	3.41	609	82.81	7.222	95.27
Maryland	34	8,519,539.94	3.39	601	83.32	7.648	96.92
Texas	76	8,253,859.51	3.29	588	80.72	7.607	99.28
Nevada	35	6,900,762.11	2.75	596	77.04	7.137	98.75
Connecticut	33	6,088,510.34	2.43	589	83.18	7.307	98.37
Michigan	44	5,287,178.72	2.11	604	82.19	7.641	92.93
Other	397	57,519,798.07	22.92	601	81.11	7.236	95.61
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%
Number of States Represented: 43

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	930	$161,707,446.24	64.44%	600	79.30%	7.001%	96.65%
Limited	108	22,326,342.95	8.90	587	78.80	7.108	95.32
Stated	328	66,915,705.41	26.67	628	81.36	7.363	94.09
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.501 - 6.000	170	$36,954,356.33	14.73%	643	74.08%	5.793%	98.70%
6.001 - 6.500	201	41,962,679.90	16.72	621	76.56	6.316	96.65
6.501 - 7.000	275	52,248,469.93	20.82	620	81.10	6.778	97.75
7.001 - 7.500	228	39,575,720.26	15.77	605	81.32	7.298	96.51
7.501 - 8.000	239	42,259,594.77	16.84	584	83.13	7.778	93.82
8.001 - 8.500	112	17,970,267.00	7.16	567	83.79	8.288	93.36
8.501 - 9.000	82	12,288,156.14	4.90	557	81.91	8.748	93.19
9.001 - 9.500	29	3,387,274.70	1.35	556	83.11	9.219	76.93
9.501 - 10.000	12	1,744,945.18	0.70	564	78.83	9.837	83.17
10.001 - 10.500	6	770,155.08	0.31	556	77.13	10.217	80.54
10.501 - 11.000	7	1,058,460.66	0.42	550	70.11	10.799	100.00
11.001 - 11.500	2	275,986.13	0.11	533	52.01	11.381	100.00
11.501 - 12.000	1	99,916.41	0.04	553	64.52	11.650	0.00
12.001 - 12.500	2	353,512.11	0.14	522	60.00	12.266	100.00
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%
Weighted Average: 7.107%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	294	$50,826,809.48	20.25%	640	73.27%	6.688%	95.01%
11.501 - 12.000	110	22,165,981.88	8.83	616	77.52	5.780	98.39
12.001 - 12.500	130	28,679,782.43	11.43	612	78.68	6.337	96.45
12.501 - 13.000	223	43,551,718.03	17.35	620	82.17	6.779	97.52
13.001 - 13.500	192	34,623,320.03	13.80	601	82.46	7.297	97.67
13.501 - 14.000	204	37,271,441.38	14.85	581	83.61	7.770	95.43
14.001 - 14.500	96	15,974,563.00	6.37	565	84.12	8.285	92.53
14.501 - 15.000	72	11,403,535.81	4.54	560	82.44	8.746	93.18
15.001 - 15.500	19	2,537,567.82	1.01	555	82.22	9.227	75.74
15.501 - 16.000	11	1,674,384.50	0.67	565	79.20	9.850	86.67
16.001 - 16.500	4	620,292.58	0.25	539	74.53	10.202	100.00
16.501 - 17.000	7	1,058,460.66	0.42	550	70.11	10.799	100.00
17.001 - 17.500	2	275,986.13	0.11	533	52.01	11.381	100.00
17.501 - 18.000	1	99,916.41	0.04	553	64.52	11.650	0.00
18.001 - 18.500	1	185,734.46	0.07	530	60.00	12.100	100.00
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%
Weighted Average: 13.214%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	294	$50,826,809.48	20.25%	640	73.27%	6.688%	95.01%
4.001 - 4.500	29	4,799,089.92	1.91	589	80.50	7.539	92.52
5.001 - 5.500	1	239,597.55	0.10	685	80.00	6.900	0.00
5.501 - 6.000	990	186,972,061.79	74.51	598	81.50	7.205	96.15
6.001 - 6.500	49	7,589,955.17	3.02	600	80.88	7.254	98.94
6.501 - 7.000	1	174,715.08	0.07	592	71.43	7.050	100.00
7.001 - 7.500	2	347,265.61	0.14	584	90.51	6.736	100.00
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%
Weighted Average: 5.985%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	294	$50,826,809.48	20.25%	640	73.27%	6.688%	95.01%
2006-03	2	241,192.02	0.10	594	86.01	6.324	100.00
2006-04	16	2,415,722.47	0.96	574	81.95	7.238	100.00
2006-05	39	6,707,408.37	2.67	577	77.84	7.328	96.41
2006-06	113	21,454,566.75	8.55	579	77.00	7.203	96.72
2006-07	270	51,643,658.35	20.58	593	82.38	7.215	97.91
2006-08	389	74,406,526.99	29.65	601	81.25	7.201	94.96
2007-03	1	152,015.88	0.06	583	90.00	6.500	100.00
2007-04	7	1,303,081.15	0.52	575	83.09	7.882	100.00
2007-05	14	2,519,385.83	1.00	572	80.46	7.435	90.50
2007-06	22	3,394,041.44	1.35	559	78.66	7.344	96.37
2007-07	72	12,131,113.77	4.83	622	86.21	7.088	96.89
2007-08	127	23,753,972.10	9.47	624	83.00	7.225	94.28
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	344	$62,694,343.89	24.98%	612	82.73%	7.468%	94.04%
7 - 12	55	11,291,993.14	4.50	604	76.76	7.243	91.73
13 - 24	510	94,831,142.90	37.79	592	80.16	7.215	97.22
25 - 36	457	82,132,014.67	32.73	619	77.57	6.688	96.22
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/13 ARM	1	$79,521.58	0.03%	581	80.00%	7.650%	100.00%
2/18 ARM	2	337,753.65	0.13	580	84.63	8.272	100.00
2/28 ARM	826	156,451,799.72	62.34	594	80.91	7.208	96.31
3/17 ARM	1	59,330.49	0.02	600	79.22	8.250	100.00
3/27 ARM	242	43,194,279.68	17.21	614	83.45	7.224	95.14
Fixed - 15Yr	12	1,505,812.60	0.60	630	58.88	6.719	100.00
Fixed - 20Yr	11	1,496,375.47	0.60	664	71.49	6.489	100.00
Fixed - 30Yr	271	47,824,621.41	19.06	639	73.78	6.693	94.69
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1	930	$174,178,927.30	69.41%	622	81.22%	6.899%	95.24%
2	102	19,462,974.16	7.76	576	79.44	7.205	96.62
3	130	23,748,348.56	9.46	582	80.31	7.287	97.03
4	107	17,549,435.37	6.99	566	75.68	7.738	98.01
5	71	11,927,015.60	4.75	548	69.62	7.883	99.43
6	21	3,337,486.61	1.33	551	64.38	10.100	97.01
A-	1	66,318.82	0.03	514	80.00	8.500	100.00
A+	3	619,063.42	0.25	700	69.85	6.372	61.30
B	1	59,924.76	0.02	632	63.83	8.350	100.00
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%
Total:	1,366	$250,949,494.60	100.00%	606	79.80%	7.107%	95.85%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

ABSC SERIES 2004-HE10

TOTAL ADJUSTABLE RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	79	$5,267,845.00	2.63%	575	71.00%	7.669%	88.51%
75,001 - 100,000	135	11,857,056.00	5.91	589	78.51	7.439	91.11
100,001 - 125,000	135	15,213,403.00	7.59	594	79.83	7.392	91.86
125,001 - 150,000	139	19,082,547.00	9.52	586	81.03	7.313	95.42
150,001 - 175,000	92	14,874,427.00	7.42	587	81.69	7.444	98.93
175,001 - 200,000	108	20,476,327.00	10.21	592	78.70	7.266	99.12
200,001 - 225,000	81	17,137,153.00	8.55	603	82.63	7.228	96.37
225,001 - 250,000	71	16,871,286.00	8.41	601	81.97	7.238	97.16
250,001 - 275,000	44	11,552,508.00	5.76	612	83.50	7.172	88.73
275,001 - 300,000	43	12,396,738.00	6.18	603	82.25	7.107	100.00
300,001 - 325,000	33	10,319,156.00	5.15	601	81.17	6.964	97.03
325,001 - 350,000	29	9,774,397.00	4.87	615	83.44	7.053	96.55
350,001 - 375,000	23	8,295,918.00	4.14	596	84.23	7.024	91.17
375,001 - 400,000	13	5,027,455.00	2.51	646	88.15	6.776	100.00
400,001 - 425,000	8	3,264,750.00	1.63	607	87.65	7.236	100.00
425,001 - 450,000	9	3,953,086.00	1.97	587	82.69	7.013	100.00
450,001 - 475,000	7	3,255,825.00	1.62	639	87.66	6.953	100.00
475,001 - 500,000	16	7,873,979.00	3.93	591	82.67	6.905	100.00
525,001 - 550,000	2	1,072,500.00	0.53	628	77.52	6.798	100.00
550,001 - 575,000	2	1,137,050.00	0.57	575	87.33	6.952	100.00
575,001 - 600,000	1	600,000.00	0.30	530	63.16	6.450	100.00
600,001 or Greater	2	1,230,500.00	0.61	587	77.29	7.283	100.00
Total:	1,072	$200,533,906.00	100%	598	81.46%	7.214%	96.06%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	81	$5,403,411.96	2.70%	574	71.18%	7.651%	88.83%
75,001 - 100,000	134	11,780,838.97	5.89	591	78.53	7.443	91.08
100,001 - 125,000	136	15,333,448.25	7.66	595	79.96	7.381	91.93
125,001 - 150,000	138	18,937,857.27	9.46	585	80.94	7.330	95.40
150,001 - 175,000	92	14,870,510.58	7.43	587	81.80	7.440	98.93
175,001 - 200,000	107	20,260,834.66	10.12	592	78.60	7.261	99.11
200,001 - 225,000	81	17,103,240.48	8.55	603	82.63	7.228	96.37
225,001 - 250,000	72	17,085,342.99	8.54	600	81.85	7.256	97.20
250,001 - 275,000	44	11,554,950.90	5.77	615	83.99	7.146	88.75
275,001 - 300,000	43	12,396,571.14	6.19	600	81.48	7.084	100.00
300,001 - 325,000	32	9,998,575.63	5.00	603	81.74	6.983	96.94
325,001 - 350,000	29	9,754,817.36	4.87	615	83.44	7.053	96.55
350,001 - 375,000	25	9,028,885.89	4.51	599	85.12	6.999	91.90
375,001 - 400,000	12	4,666,820.11	2.33	648	85.32	6.740	100.00
400,001 - 425,000	8	3,283,704.58	1.64	590	89.06	7.507	100.00
425,001 - 450,000	8	3,521,182.57	1.76	596	83.01	6.846	100.00
450,001 - 475,000	7	3,250,350.41	1.62	639	87.66	6.953	100.00
475,001 - 500,000	16	7,856,555.11	3.93	591	82.67	6.905	100.00
525,001 - 550,000	2	1,070,663.52	0.54	628	77.52	6.798	100.00
550,001 - 575,000	2	1,136,107.07	0.57	575	87.33	6.952	100.00
575,001 - 600,000	1	598,901.64	0.30	530	63.16	6.450	100.00
600,001 or Greater	2	1,229,114.03	0.61	587	77.29	7.283	100.00
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	5	$523,482.35	0.26%	500	74.17%	8.472%	100.00%
501 - 525	102	17,166,784.08	8.58	516	75.11	7.809	100.00
526 - 550	163	28,081,535.41	14.03	537	74.08	7.820	98.47
551 - 575	158	29,936,285.08	14.96	563	78.27	7.327	98.53
576 - 600	164	29,342,349.99	14.66	588	81.96	7.247	93.69
601 - 625	171	32,442,323.91	16.21	612	86.33	6.987	95.61
626 - 650	147	27,956,774.81	13.97	637	83.87	6.834	94.97
651 - 675	73	15,797,331.92	7.89	661	84.91	6.728	98.87
676 - 700	47	9,821,590.53	4.91	687	88.83	6.888	90.23
701 - 725	32	6,500,503.23	3.25	712	85.39	6.687	90.97
726 - 750	6	1,761,740.08	0.88	736	93.42	7.393	70.36
751 - 775	3	448,483.49	0.22	754	87.06	6.705	83.44
776 - 800	1	343,500.24	0.17	782	80.00	7.000	100.00
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%
Weighted Average: 598

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	1	$79,521.58	0.04%	581	80.00%	7.650%	100.00%
181 - 240	3	397,084.14	0.20	583	83.82	8.269	100.00
301 - 360	1,068	199,646,079.40	99.76	598	81.46	7.211	96.06
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%
Weighted Average: 360

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	1	$79,521.58	0.04%	581	80.00%	7.650%	100.00%
181 - 348	3	397,084.14	0.20	583	83.82	8.269	100.00
349 - 360	1,068	199,646,079.40	99.76	598	81.46	7.211	96.06
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%
Weighted Average: 355

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Condominium	66	$10,221,082.36	5.11%	608	81.85%	7.367%	90.78%
Manufactured / Mobile	12	1,732,753.15	0.87	592	71.89	6.862	100.00
PUD	119	22,051,341.21	11.02	598	83.04	7.221	97.62
PUD-Attached	5	725,278.85	0.36	543	81.83	8.436	78.05
Single Family	799	148,232,335.73	74.07	593	81.27	7.204	97.00
Single Family Attached	1	269,025.13	0.13	615	79.41	6.550	100.00
Two-to-Four Family	70	16,890,868.69	8.44	634	81.81	7.195	89.33
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Investment	46	$6,975,775.10	3.49%	634	83.79%	7.770%	0.00%
Primary	1,018	192,247,668.57	96.06	597	81.36	7.193	100.00
Second Home	8	899,241.45	0.45	629	83.79	7.299	0.00
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	418	$78,125,902.01	39.04%	626	87.56%	7.284%	93.83%
Cash Out	620	116,287,847.94	58.11	579	77.37	7.157	97.37
Rate/Term	34	5,708,935.17	2.85	591	81.30	7.415	100.00
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	32	$3,603,441.99	1.80%	581	41.20%	7.252%	100.00%
50.01 - 60.00	43	6,404,528.24	3.20	572	57.29	7.142	98.52
60.01 - 70.00	139	25,214,295.19	12.60	566	66.63	7.286	97.08
70.01 - 80.00	407	72,906,592.88	36.43	591	77.92	7.028	96.94
80.01 - 90.00	233	46,281,868.10	23.13	594	88.34	7.310	90.05
90.01 - 100.00	218	45,711,958.72	22.84	636	94.88	7.379	99.54
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%
Weighted Average: 81.46%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	233	$60,002,468.45	29.98%	591	78.85%	6.889%	96.81%
Florida	127	19,713,299.55	9.85	601	83.17	7.308	92.96
New York	53	15,206,744.99	7.60	618	83.05	7.399	93.89
Illinois	73	12,674,557.52	6.33	622	83.09	7.467	93.70
Massachusetts	38	8,950,390.84	4.47	620	78.31	6.845	100.00
Arizona	56	7,584,220.61	3.79	600	83.00	7.258	94.67
Maryland	28	7,419,224.82	3.71	599	84.22	7.708	96.46
Texas	54	6,203,772.33	3.10	586	82.86	7.552	99.04
Connecticut	30	5,769,350.03	2.88	588	83.27	7.297	100.00
Nevada	28	5,731,686.09	2.86	588	78.82	7.175	100.00
Michigan	39	4,759,444.37	2.38	595	82.81	7.709	93.49
Washington	24	4,401,456.01	2.20	594	82.66	7.064	95.40
Other	289	41,706,069.51	20.84	592	82.86	7.378	96.15
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%
Number of States Represented: 42

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	674	$118,484,968.33	59.21%	585	81.49%	7.147%	97.33%
Limited	97	20,143,825.19	10.07	581	79.68	7.184	94.82
Stated	301	61,493,891.60	30.73	628	81.98	7.352	94.05
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.501 - 6.000	110	$22,165,981.88	11.08%	616	77.52%	5.780%	98.39%
6.001 - 6.500	130	28,679,782.43	14.33	612	78.68	6.337	96.45
6.501 - 7.000	223	43,551,718.03	21.76	620	82.17	6.779	97.52
7.001 - 7.500	192	34,623,320.03	17.30	601	82.46	7.297	97.67
7.501 - 8.000	204	37,271,441.38	18.62	581	83.61	7.770	95.43
8.001 - 8.500	96	15,974,563.00	7.98	565	84.12	8.285	92.53
8.501 - 9.000	72	11,403,535.81	5.70	560	82.44	8.746	93.18
9.001 - 9.500	19	2,537,567.82	1.27	555	82.22	9.227	75.74
9.501 - 10.000	11	1,674,384.50	0.84	565	79.20	9.850	86.67
10.001 - 10.500	4	620,292.58	0.31	539	74.53	10.202	100.00
10.501 - 11.000	7	1,058,460.66	0.53	550	70.11	10.799	100.00
11.001 - 11.500	2	275,986.13	0.14	533	52.01	11.381	100.00
11.501 - 12.000	1	99,916.41	0.05	553	64.52	11.650	0.00
12.001 - 12.500	1	185,734.46	0.09	530	60.00	12.100	100.00
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%
Weighted Average: 7.214%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
11.501 - 12.000	110	$22,165,981.88	11.08%	616	77.52%	5.780%	98.39%
12.001 - 12.500	130	28,679,782.43	14.33	612	78.68	6.337	96.45
12.501 - 13.000	223	43,551,718.03	21.76	620	82.17	6.779	97.52
13.001 - 13.500	192	34,623,320.03	17.30	601	82.46	7.297	97.67
13.501 - 14.000	204	37,271,441.38	18.62	581	83.61	7.770	95.43
14.001 - 14.500	96	15,974,563.00	7.98	565	84.12	8.285	92.53
14.501 - 15.000	72	11,403,535.81	5.70	560	82.44	8.746	93.18
15.001 - 15.500	19	2,537,567.82	1.27	555	82.22	9.227	75.74
15.501 - 16.000	11	1,674,384.50	0.84	565	79.20	9.850	86.67
16.001 - 16.500	4	620,292.58	0.31	539	74.53	10.202	100.00
16.501 - 17.000	7	1,058,460.66	0.53	550	70.11	10.799	100.00
17.001 - 17.500	2	275,986.13	0.14	533	52.01	11.381	100.00
17.501 - 18.000	1	99,916.41	0.05	553	64.52	11.650	0.00
18.001 - 18.500	1	185,734.46	0.09	530	60.00	12.100	100.00
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%
Weighted Average: 13.214%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
4.001 - 4.500	29	$4,799,089.92	2.40%	589	80.50%	7.539%	92.52%
5.001 - 5.500	1	239,597.55	0.12	685	80.00	6.900	0.00
5.501 - 6.000	990	186,972,061.79	93.43	598	81.50	7.205	96.15
6.001 - 6.500	49	7,589,955.17	3.79	600	80.88	7.254	98.94
6.501 - 7.000	1	174,715.08	0.09	592	71.43	7.050	100.00
7.001 - 7.500	2	347,265.61	0.17	584	90.51	6.736	100.00
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%
Weighted Average: 5.985%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2006-03	2	$241,192.02	0.12%	594	86.01%	6.324%	100.00%
2006-04	16	2,415,722.47	1.21	574	81.95	7.238	100.00
2006-05	39	6,707,408.37	3.35	577	77.84	7.328	96.41
2006-06	113	21,454,566.75	10.72	579	77.00	7.203	96.72
2006-07	270	51,643,658.35	25.81	593	82.38	7.215	97.91
2006-08	389	74,406,526.99	37.18	601	81.25	7.201	94.96
2007-03	1	152,015.88	0.08	583	90.00	6.500	100.00
2007-04	7	1,303,081.15	0.65	575	83.09	7.882	100.00
2007-05	14	2,519,385.83	1.26	572	80.46	7.435	90.50
2007-06	22	3,394,041.44	1.70	559	78.66	7.344	96.37
2007-07	72	12,131,113.77	6.06	622	86.21	7.088	96.89
2007-08	127	23,753,972.10	11.87	624	83.00	7.225	94.28
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	281	$55,015,754.84	27.49%	610	83.51%	7.496%	93.91%
7 - 12	38	7,799,843.97	3.90	595	78.44	7.208	95.39
13 - 24	504	93,990,755.41	46.97	591	80.17	7.214	97.47
25 - 36	249	43,316,330.90	21.64	597	82.20	6.857	95.88
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/13 ARM	1	$79,521.58	0.04%	581	80.00%	7.650%	100.00%
2/18 ARM	2	337,753.65	0.17	580	84.63	8.272	100.00
2/28 ARM	826	156,451,799.72	78.18	594	80.91	7.208	96.31
3/17 ARM	1	59,330.49	0.03	600	79.22	8.250	100.00
3/27 ARM	242	43,194,279.68	21.58	614	83.45	7.224	95.14
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1	713	$134,960,459.29	67.44%	614	83.65%	7.006%	95.47%
2	78	16,072,031.41	8.03	570	80.00	7.241	96.30
3	102	18,926,027.67	9.46	574	80.69	7.372	97.17
4	93	15,590,263.59	7.79	564	76.65	7.737	98.60
5	65	11,164,596.65	5.58	545	69.97	7.907	99.39
6	20	3,169,708.96	1.58	553	64.61	9.976	96.85
A+	1	239,597.55	0.12	685	80.00	6.900	0.00
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%
Total:	1,072	$200,122,685.12	100.00%	598	81.46%	7.214%	96.06%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

ABSC SERIES 2004-HE10

TOTAL FIXED RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	38	$2,509,777.00	4.92%	612	70.06%	7.614%	84.36%
75,001 - 100,000	63	5,441,396.00	10.67	616	70.96	7.374	88.83
100,001 - 125,000	27	3,066,060.00	6.01	620	73.37	7.024	80.83
125,001 - 150,000	27	3,710,512.00	7.28	627	77.17	7.050	95.96
150,001 - 175,000	27	4,397,230.00	8.63	614	72.44	7.068	92.99
175,001 - 200,000	12	2,288,075.00	4.49	650	70.67	6.244	100.00
200,001 - 225,000	22	4,679,400.00	9.18	664	69.37	6.428	100.00
225,001 - 250,000	16	3,811,500.00	7.48	633	68.85	6.139	100.00
250,001 - 275,000	18	4,715,350.00	9.25	647	71.36	6.433	100.00
275,001 - 300,000	7	1,999,500.00	3.92	626	72.28	6.459	100.00
300,001 - 325,000	5	1,560,901.00	3.06	665	79.01	6.260	100.00
325,001 - 350,000	9	3,065,740.00	6.01	654	69.27	6.266	100.00
350,001 - 375,000	5	1,807,120.00	3.55	656	78.44	6.187	100.00
375,001 - 400,000	4	1,575,750.00	3.09	656	87.34	6.702	100.00
400,001 - 425,000	5	2,056,000.00	4.03	692	63.76	6.178	100.00
425,001 - 450,000	2	859,500.00	1.69	571	87.46	6.551	100.00
450,001 - 475,000	2	906,250.00	1.78	711	82.45	6.149	100.00
475,001 - 500,000	3	1,474,500.00	2.89	646	87.18	7.376	66.09
500,001 - 525,000	1	503,500.00	0.99	643	95.00	6.500	100.00
525,001 - 550,000	1	548,000.00	1.08	695	74.56	5.700	100.00
Total:	294	$50,976,061.00	100%	640	73.27%	6.688%	95.01%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	39	$2,576,139.27	5.07%	612	70.63%	7.666%	84.82%
75,001 - 100,000	62	5,346,873.59	10.52	616	70.70	7.345	88.67
100,001 - 125,000	27	3,056,478.09	6.01	620	73.37	7.024	80.83
125,001 - 150,000	27	3,701,551.09	7.28	627	77.17	7.050	95.96
150,001 - 175,000	27	4,383,036.72	8.62	614	72.44	7.068	92.99
175,001 - 200,000	12	2,281,713.28	4.49	650	70.67	6.244	100.00
200,001 - 225,000	22	4,665,252.75	9.18	664	69.37	6.428	100.00
225,001 - 250,000	16	3,798,392.52	7.47	633	68.85	6.139	100.00
250,001 - 275,000	18	4,705,703.94	9.26	647	71.36	6.433	100.00
275,001 - 300,000	8	2,291,116.06	4.51	629	73.31	6.393	100.00
300,001 - 325,000	4	1,257,967.59	2.48	668	78.72	6.334	100.00
325,001 - 350,000	9	3,058,988.99	6.02	654	69.27	6.266	100.00
350,001 - 375,000	5	1,803,235.86	3.55	656	78.44	6.187	100.00
375,001 - 400,000	4	1,571,120.10	3.09	656	87.34	6.702	100.00
400,001 - 425,000	5	2,047,283.36	4.03	692	63.76	6.178	100.00
425,001 - 450,000	2	858,338.13	1.69	571	87.46	6.551	100.00
450,001 - 475,000	2	903,715.46	1.78	711	82.45	6.149	100.00
475,001 - 500,000	3	1,470,473.44	2.89	646	87.18	7.376	66.09
500,001 - 525,000	1	502,587.18	0.99	643	95.00	6.500	100.00
525,001 - 550,000	1	546,842.06	1.08	695	74.56	5.700	100.00
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
501 - 525	20	$2,654,971.83	5.22%	511	74.52%	8.151%	97.74%
526 - 550	19	2,742,996.83	5.40	537	67.68	7.353	93.15
551 - 575	28	4,015,378.79	7.90	565	71.56	7.394	95.43
576 - 600	27	3,629,251.98	7.14	590	67.82	6.817	91.74
601 - 625	51	8,169,217.99	16.07	614	72.76	6.778	95.65
626 - 650	45	8,047,671.83	15.83	638	74.97	6.392	100.00
651 - 675	32	7,002,570.99	13.78	658	74.89	6.497	97.78
676 - 700	25	5,005,296.94	9.85	686	78.87	6.378	95.58
701 - 725	13	2,555,522.72	5.03	711	74.55	6.692	70.87
726 - 750	14	3,629,418.22	7.14	735	69.56	5.910	98.14
751 - 775	14	2,233,346.51	4.39	761	70.18	6.366	88.21
776 - 800	5	941,579.53	1.85	783	78.99	5.861	100.00
801 - 825	1	199,585.32	0.39	801	80.00	5.800	100.00
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%
Weighted Average: 640

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	12	$1,505,812.60	2.96%	630	58.88%	6.719%	100.00%
181 - 240	11	1,496,375.47	2.94	664	71.49	6.489	100.00
301 - 360	271	47,824,621.41	94.09	639	73.78	6.693	94.69
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%
Weighted Average: 351

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	12	$1,505,812.60	2.96%	630	58.88%	6.719%	100.00%
181 - 348	11	1,496,375.47	2.94	664	71.49	6.489	100.00
349 - 360	271	47,824,621.41	94.09	639	73.78	6.693	94.69
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%
Weighted Average: 346

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Condominium	11	$998,821.26	1.97%	662	82.29%	7.342%	91.38%
Manufactured / Mobile	7	955,933.81	1.88	651	77.78	7.070	100.00
PUD	27	4,426,178.22	8.71	637	75.26	6.928	96.55
PUD-Attached	1	183,457.11	0.36	645	80.00	6.090	100.00
Single Family	228	40,159,105.79	79.01	638	72.76	6.576	96.59
Two-to-Four Family	20	4,103,313.29	8.07	645	72.57	7.298	77.39
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Investment	20	$2,304,741.90	4.53%	652	79.44%	7.815%	0.00%
Primary	272	48,288,715.29	95.01	639	73.04	6.635	100.00
Second Home	2	233,352.29	0.46	656	60.39	6.423	0.00
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	35	$5,864,380.90	11.54%	682	81.66%	7.184%	81.40%
Cash Out	232	40,546,855.54	79.77	632	72.45	6.646	96.64
Rate/Term	27	4,415,573.04	8.69	651	69.64	6.410	98.06
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	28	$3,473,273.04	6.83%	640	42.48%	6.362%	91.25%
50.01 - 60.00	33	5,630,960.45	11.08	641	55.31	6.441	98.77
60.01 - 70.00	57	10,425,495.30	20.51	616	65.90	6.568	96.72
70.01 - 80.00	95	17,774,010.44	34.97	650	77.38	6.537	98.44
80.01 - 90.00	59	8,949,168.07	17.61	637	85.85	7.286	83.74
90.01 - 100.00	22	4,573,902.18	9.00	656	94.91	6.927	98.04
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%
Weighted Average: 73.27%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	106	$24,683,508.86	48.56%	650	71.62%	6.323%	97.63%
Hawaii	16	3,917,622.92	7.71	671	65.99	5.884	100.00
New York	15	3,045,186.70	5.99	612	75.33	7.530	78.19
Florida	22	2,439,466.29	4.80	637	77.42	7.152	92.88
Texas	22	2,050,087.18	4.03	593	74.22	7.772	100.00
Illinois	11	1,614,043.08	3.18	614	72.25	7.290	90.73
Massachusetts	6	1,502,956.42	2.96	615	75.45	6.300	100.00
Nevada	7	1,169,076.02	2.30	633	68.33	6.950	92.63
Ohio	12	1,138,171.49	2.24	602	77.92	6.903	84.30
Maryland	6	1,100,315.12	2.16	619	77.23	7.241	100.00
Other	71	8,166,375.40	16.07	635	78.81	7.262	91.43
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%
Number of States Represented: 35

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	256	$43,222,477.91	85.04%	641	73.28%	6.600%	94.80%
Limited	11	2,182,517.76	4.29	643	70.65	6.408	100.00
Stated	27	5,421,813.81	10.67	624	74.23	7.497	94.65
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.501 - 6.000	60	$14,788,374.45	29.10%	684	68.93%	5.811%	99.16%
6.001 - 6.500	71	13,282,897.47	26.13	641	71.98	6.272	97.08
6.501 - 7.000	52	8,696,751.90	17.11	621	75.73	6.774	98.93
7.001 - 7.500	36	4,952,400.23	9.74	629	73.39	7.306	88.36
7.501 - 8.000	35	4,988,153.39	9.81	608	79.60	7.841	81.75
8.001 - 8.500	16	1,995,704.00	3.93	587	81.20	8.312	100.00
8.501 - 9.000	10	884,620.33	1.74	528	75.00	8.775	93.23
9.001 - 9.500	10	849,706.88	1.67	561	85.75	9.196	80.48
9.501 - 10.000	1	70,560.68	0.14	544	70.00	9.550	0.00
10.001 - 10.500	2	149,862.50	0.29	625	87.87	10.279	0.00
12.001 - 12.500	1	167,777.65	0.33	514	60.00	12.450	100.00
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%
Weighted Average: 6.688%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	63	$7,678,589.05	15.11%	623	77.10%	7.270%	94.97%
7 - 12	17	3,492,149.17	6.87	623	73.00	7.321	83.56
13 - 24	6	840,387.49	1.65	662	79.58	7.388	69.50
25 - 36	208	38,815,683.77	76.37	644	72.40	6.500	96.59
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE10

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed - 15Yr	12	$1,505,812.60	2.96%	630	58.88%	6.719%	100.00%
Fixed - 20Yr	11	1,496,375.47	2.94	664	71.49	6.489	100.00
Fixed - 30Yr	271	47,824,621.41	94.09	639	73.78	6.693	94.69
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1	217	$39,218,468.01	77.16%	650	72.87%	6.532%	94.45%
2	24	3,390,942.75	6.67	601	76.80	7.035	98.12
3	28	4,822,320.89	9.49	612	78.83	6.953	96.50
4	14	1,959,171.78	3.85	583	67.92	7.743	93.34
5	6	762,418.95	1.50	583	64.51	7.530	100.00
6	1	167,777.65	0.33	514	60.00	12.450	100.00
A-	1	66,318.82	0.13	514	80.00	8.500	100.00
A+	2	379,465.87	0.75	710	63.44	6.038	100.00
B	1	59,924.76	0.12	632	63.83	8.350	100.00
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%
Total:	294	$50,826,809.48	100.00%	640	73.27%	6.688%	95.01%